Weinberg & Company, P.A.
----------------------------
Certified Public Accountants


                                  November 10, 1997



Mr. Dan Siefried
Tour Max Golf, Inc.
f/k/a Affinity Entertainment, Inc
15310 Amberly Drive - Suite 370
Tampa, FL 33647



This is to confirm that the client-auditor relationship between Tour Max Golf, Inc. f /k/a/ Affinity Entertainment, Inc. (Commission File No.:0-12193) and Weinberg & Company, P.A. has ceased.

                                                Very truly yours,


                                                /s/ WEINBERG & COMPANY, P.A.
                                                Certified Public Accountants


cc:  Office of the Chief Accountant
      SECPS Letter File
     Mail Stop 9-5
     Securities and Exchange Commission 450 5th Street, N.W.
     Washington, D.C.  20549











              Town Executive Center - 6100 Glades Road - Suite 314
                            Boca Raton, Florida 33434
                Telephone (561) 487-3765 - Telefax (561) 487-5766
                          INTERNET - weinacct@aol.com
Members American Institute of CPA's/Division of Firms-Florida Institute of CPA's

Weinberg & Company, P.A.
----------------------------
Certified Public Accountants

                                                             December 8, 1997


Securities and Exchange Commission
4SO 5th Street, N.W.
Washington, D,C. 20549



We have read Tour Max Golf, Inc.'s f/k/a/ Affinity Entertainment, Inc. statements included in item 4 (Changes in Registrant's Certifying Accountant) of its Form 8-K for November 28, 1997 and we agree with such statements.







                                                Very truly yours,


                                                /s/ WEINBERG & COMPANY, P.A.
                                                Certified Public Accountants




CC:      Mr. Dan Siefried
         Tour Max Golf, Inc.


              Town Executive Center - 6100 Glades Road - Suite 314
                            Boca Raton, Florida 33434
                Telephone (561) 487-3765 - Telefax (561) 487-5766
                          INTERNET - weinacct@aol.com
Members American Institute of CPA's/Division of Firms-Florida Institute of CPA's